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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

SEEC, Inc.
Pittsburgh, Pennsylvania

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-39663, No. 333-39667, No. 333-62149, and No.
333-54366) of our audit report dated May 23, 2002, relating to the financial statements of SEEC, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.

                                                  BDO SEIDMAN LLP


Boston, Massachusetts
June 13, 2002